Exhibit 10.1

MARSH & McLENNAN COMPANIES, INC.

2011 INCENTIVE AND STOCK AWARD PLAN

TERMS AND CONDITIONS
OF
RESTRICTED STOCK UNIT, PERFORMANCE
STOCK UNIT AND STOCK OPTION AWARDS
GRANTED ON [DATE]

TABLE OF CONTENTS

I. BACKGROUND	4
II. AWARDS	4
A. General	4
1. Grant of Award and Award Types	4
2. Award Acceptance	4
3. Rights of Award Holders	4
4. Restrictive Covenants Agreement	4
B. Stock Units	5
1. General	5
2. Vesting	5
3. Dividend Equivalents	5
4. Delivery	5
C. Performance Stock Units	6
1. General	6
2. Vesting	6
3. Dividend Equivalents	6
4. Delivery	7
D. Options	7
1. General	7
2. Vesting	7
3. Term	8
4. Exercisability	8
5. Method of Exercise of an Option	8
E. Satisfaction of Tax Obligations	8
1. Personal Tax Advisor	8
2. U.S. Employees	8
3. Non-U.S. Employees	9
III. EMPLOYMENT EVENTS	10
A. Death	10
1. Stock Units	10
2. Performance Stock Units	10
3. Options	10
B. Permanent Disability	10
1. Stock Units	10
2. Performance Stock Units	10
3. Options	10
C. Termination by You Outside of the European Union – Age and Service Pro-Rata Vesting	10
1. Stock Units	11
2. Performance Stock Units	11
3. Options	11

D. Termination by You Outside of the European Union – Age and Service Full Vesting	11
1. Stock Units	11
2. Performance Stock Units	11
3. Options	11
E. Termination by You Within the European Union – Retirement Treatment	12
1. Stock Units	12
2. Performance Stock Units	12
3. Options	12
F. Termination by the Company Other Than for Cause	12
1. Stock Units	12
2. Performance Stock Units	13
3. Options	13
4. Important Notes	14
G. All Other Terminations	14
H. Date of Termination of Employment	15
I. Conditions to Vesting of Award Prior to a Scheduled Vesting Date or the PSU Scheduled Vesting Date and Exercisability of Options Following Termination	15
1. Restrictive Covenants Agreement	15
2. Waiver and Release and Restrictive Covenants Agreement	16
J. Determination of Pro-Rata Vesting upon Termination of Employment	16
K. Distribution in Respect of Performance Stock Units	16
1. Distribution Following Death, Permanent Disability, Termination by the Company Other Than for Cause, Certain Terminations Following a Change in Control or In Connection with With a Change in Control, Whether or Not You Satisfy the Age and Service Criteria for Pro-Rata Vesting or Full Vesting or You are Determined to Be Eligible for Retirement Treatment	16
2. Termination of Employment by You On or After Satisfaction of the Age and Service Criteria for Pro-Rata Vesting or the Age and Service Criteria for Full Vesting or You are Determined to Be Eligible for Retirement Treatment	17
L. Section 409A of the Code for U.S. Taxpayers	17
IV. CHANGE IN CONTROL PROVISIONS	23
A. Treatment of Awards	23

1. Stock Units	24
2. Performance Stock Units	24
3. Options	24
V. DEFINITIONS	25
VI. ADDITIONAL PROVISIONS	27
A. Additional Provisions—General	27
1. Administrative Rules	27
2. Amendment	27
3. Limitations	28
4. Cancellation or Clawback of Awards	28
5. Governing Law; Choice of Forum	28
6. Severability; Captions	29
7. Electronic Delivery and Acceptance	29
8. Waiver	29
B. Additional Provisions—Outside of the United States	29
1. Changes to Delivery	29
2. Amendment and Modification	30
VII. QUESTIONS AND ADDITIONAL INFORMATION	30

I.    BACKGROUND
An award (“Award”) has been granted to you under the Marsh & McLennan Companies, Inc. 2011 Incentive and Stock Award Plan (the “Plan”), subject to your acceptance as described in Section II.A.2. The Award types, the number of shares of Marsh & McLennan Companies, Inc. (“Marsh & McLennan Companies”) common stock covered by the Award, instructions on how to accept or decline the Award and the deadline for accepting the Award are specified in materials provided to you by Global & Executive Compensation (“Grant Documentation”). The Award is also subject to the terms and conditions set forth herein (the “Terms and Conditions”). For employees outside the United States, the awards are subject to additional terms and conditions as set forth in the country-specific notices (the “Country-Specific Notices”). The Prospectus dated [DATE], also describes important information about the Plan. The Terms and Conditions, the Country-Specific Notices (if applicable) and the Plan will be referred to herein as the “Award Documentation”. As used herein, “Common Stock” means common stock of Marsh & McLennan Companies.
Capitalized terms in these Terms and Conditions are defined in Section V.
II.    AWARDS

A.	General.

1.
Grant of Award and Award Types. The types of awards that may have been granted to you under the Plan are described below. The description of a type of award in these Terms and Conditions that is not part of the Award does not give or imply any right to such type of award.

2.
Award Acceptance. The grant of this Award is contingent upon your acceptance, by the date and in the manner specified in the Grant Documentation, of these Terms and Conditions, the Country-Specific Notices (if applicable) and Restrictive Covenants Agreement as described in Section II.A.4. If you decline the Award or if you do not accept the Award and any applicable documents described in the preceding sentence by the date and in the manner specified in the Grant Documentation, then the Award will be cancelled as of the grant date of the Award.

3.
Rights of Award Holders. Unless and until the vesting conditions of the Award have been satisfied and cash or shares of Common Stock, as applicable, have been delivered to you in accordance with the Award Documentation, you have only the rights of a general unsecured creditor of Marsh & McLennan Companies. Unless and until shares of Common Stock have been delivered to you, you have none of the rights of ownership to such shares (e.g., units cannot be used as payment for stock option exercises; units may not be transferred or assigned; units have no voting rights).

4.
Restrictive Covenants Agreement. As described in Section II.A.2., a Restrictive Covenants Agreement in a form determined by Marsh & McLennan Companies (“Restrictive Covenants Agreement”) must be in place in order to accept the Award, you must execute or reaffirm, as determined by Marsh &

McLennan Companies in its sole discretion, the Restrictive Covenants Agreement in order for the Award to vest pursuant to certain employment events as described in Section III., and you must further execute or reaffirm, as determined by Marsh & McLennan Companies in its sole discretion, the Restrictive Covenants Agreement in order to exercise an Option whether or not you are employed by the Company (as defined in Section V.D.) at that time. Failure to timely execute the Restrictive Covenants Agreement by the date specified in the Grant Documentation or failure to timely execute or reaffirm and comply with the Restrictive Covenants Agreement as described in Section III.I.1. or 2., as applicable, will result in cancellation or forfeiture of any rights, title and interest in and to the Award, without any liability to the Company.

B.	Stock Units.

1.
General. A restricted stock unit (“Stock Unit”) represents an unfunded and unsecured promise to deliver (or cause to be delivered) to you, subject to the terms of the Award Documentation, one share of Common Stock after vesting.

2.
Vesting. Subject to your continued employment, 33-1/3% of the Stock Units will vest on [DATE] of [YEAR], [YEAR] and [YEAR]. Each date on which a Stock Unit is scheduled to vest pursuant to this Section II.B.2. is a “Scheduled Vesting Date.” In the event of your termination of employment or the occurrence of your Permanent Disability (as defined in Section V.G.) prior to a Scheduled Vesting Date, your right to any Stock Units that are unvested immediately prior to your termination of employment or occurrence of your Permanent Disability, as applicable, will be determined in accordance with Section III. below. For the avoidance of doubt, the date of your termination of employment for purposes of determining vesting under this Section II.B.2. will be determined in accordance with Section III.H.

3.
Dividend Equivalents. For each outstanding Stock Unit covered by the Award, an amount equal to the dividend payment (if any) made in respect of one share of Common Stock (a “Dividend Equivalent”) will accrue in U.S. dollars on each dividend record date that occurs on or after the grant date of the Award while the Award is outstanding, with no interest paid on such amounts. Accrued Dividend Equivalents will vest when the Stock Units in respect of which such Dividend Equivalents were accrued vest. Accrued Dividend Equivalents will not be paid, and no further Dividend Equivalents will accrue, on Stock Units that do not vest or are cancelled or forfeited.

4.	Delivery.

a.	Shares of Common Stock deliverable in respect of the Stock Units covered by the Award shall be delivered to you as soon as practicable after vesting, and in no event later than 74 days after vesting.

b.	The value of vested Dividend Equivalents will be delivered to you in cash as soon as practicable after vesting and in no event later than 74 days after vesting.

c.
The delivery of shares of Common Stock and/or cash or other property that may be deliverable under these Terms and Conditions, is conditioned on the satisfaction or withholding of any applicable tax obligations, as described in Section II.E.

d.
Any shares of Common Stock and/or cash or other property that may be deliverable following your death shall be delivered to the person or persons to whom your rights pass by will or the law of descent and distribution, and such delivery shall completely discharge Marsh & McLennan Companies and any of its subsidiaries or affiliate’s obligations under the Award.

e.	Additional delivery rules for Award recipients subject to U.S. federal income tax (whether or not the recipient is a U.S. citizen or employed in the U.S.) are reflected in Section III.L.

C.	Performance Stock Units.

1.
General. A performance stock unit (“PSU”) represents an unfunded and unsecured promise to deliver (or cause to be delivered) to you, subject to the terms of the Award Documentation, a minimum of zero (0) and up to a maximum of two (2) shares of Common Stock after vesting, depending on the achievement, as determined by the Compensation Committee of the Board of Directors of Marsh & McLennan Companies (the “Committee”), of the financial performance objectives established by the Committee for the Performance Period (as defined in Section V.F.). In the event of your termination of employment or occurrence of your Permanent Disability prior to the PSU Scheduled Vesting Date (defined below), the number of shares of Common Stock deliverable in respect of a PSU shall be determined as provided in Section III. below.

2.
Vesting. Subject to your continued employment, the PSUs are scheduled to vest on [DATE] (the “PSU Scheduled Vesting Date”). In the event of your termination of employment or occurrence of your Permanent Disability prior to the PSU Scheduled Vesting Date, your right to the PSUs, and the number of shares of Common Stock delivered in respect of each PSU, will be determined in accordance with Section III. below. For the avoidance of doubt, the date of your termination of employment for purposes of this Section II.C.2. will be determined in accordance with Section III.H.

3.
Dividend Equivalents. Dividend Equivalents (if any) will be paid for each share of Common Stock that is determined under Section II.C.1. to be delivered in respect of a vested PSU. Dividend Equivalents will be calculated as if such share that is to be delivered in respect of a vested PSU was outstanding as of each dividend record date that occurs on or after the grant date of the Award while the Award is outstanding with no interest paid on such amounts. Dividend Equivalents will vest when the PSUs, in respect of which such Dividend Equivalents were calculated, vest. Dividend Equivalents will not be paid on PSUs that do not vest or are cancelled or forfeited.

4.	Delivery.

a.
Shares of Common Stock deliverable, if any, in respect of the PSUs covered by the Award that vest on the PSU Scheduled Vesting Date shall be delivered to you as soon as practicable after vesting, and in no event later than 74 days after vesting. In the event of your termination of employment or occurrence of your Permanent Disability prior to the PSU Scheduled Vesting Date, shares of Common Stock in respect of the PSUs covered by the Award that vest on your termination of employment or occurrence of your Permanent Disability shall be distributed to you as provided in Section III.

b.
The value of vested Dividend Equivalents that vest on the PSU Scheduled Vesting Date will be delivered to you in cash as soon as practicable after vesting, and in no event later than 74 days after vesting. In the event of your termination of employment or occurrence of your Permanent Disability prior to the PSU Scheduled Vesting Date, vested Dividend Equivalents shall be distributed to you as provided for PSUs in Section III.

c.
The delivery of shares of Common Stock and/or cash or other property that may be deliverable under these Terms and Conditions, is conditioned on the satisfaction or withholding of any applicable tax obligations, as described in Section II.E.

d.
Any shares of Common Stock and/or cash or other property that may be deliverable following your death shall be delivered to the person or persons to whom your rights pass by will or the law of descent and distribution, and such delivery shall completely discharge the Company’s obligations under the Award.

e.	Additional delivery rules for Award recipients subject to U.S. federal income tax (whether or not the recipient is a U.S. citizen or employed in the U.S.) are reflected in Section III.L.

D.	Options.

1.
General. A stock option (“Option”), whether qualified or nonqualified, represents the right to purchase the number of shares of Common Stock specified in the Grant Documentation (the “Option Shares”) each at the exercise price specified in the Grant Documentation.

2.
Vesting. Subject to your continued employment, 25% of the Option Shares covered by the Option will vest on each of the first four anniversaries of the grant date of the Award. Each date on which an Option Share covered by the Option is scheduled to vest is a “Scheduled Vesting Date.” In the event of your termination of employment or occurrence of your Permanent Disability prior to a Scheduled Vesting Date, your right to any Option Shares covered by the Option that are unvested immediately prior to your termination of employment or occurrence of your Permanent Disability, as applicable, will be determined in accordance with Section III. below. For the avoidance of doubt, the date of your termination of employment for purposes of this Section II.D.2. will be determined in accordance with Section III.H.

3.
Term. Subject to your continued employment, the Option will expire on the day immediately preceding the tenth anniversary of the grant date of the Award (“Option Expiration Date”). If your employment terminates before the Option Expiration Date, your right to exercise any vested Option Shares covered by the Option will be determined in accordance with Section III. below.

4.	Exercisability. The Option Shares covered by the Option will become exercisable when they vest.

5.	Method of Exercise of an Option.

a.
General Procedures. An Option may be exercised by written notice to Marsh & McLennan Companies or an agent appointed by Marsh & McLennan Companies, in form and substance satisfactory to Marsh & McLennan Companies, which must state the election to exercise such Option, the number of Option Shares for which such Option is being exercised and such other representations and agreements as may be required pursuant to the provisions of the Award Documentation (the “Exercise Notice”). The Exercise Notice must be accompanied by (i) any required income tax forms and (ii) a reaffirmation of the Restrictive Covenants Agreement, unless (A) the Option is being exercised after your death in accordance with Section III. below or (B) as otherwise determined by Marsh & McLennan Companies.

b.
Payment of Exercise Price. Payment of the aggregate exercise price may be made with U.S. dollars or by tendering shares of Common Stock (including shares of Common Stock acquired from a stock option exercise or a stock unit award vesting).

c.
Distribution of Option Shares. The shares of Common Stock from the Option exercise will be distributed as specified in the Exercise Notice, after you have satisfied applicable tax obligations, as described in Section II.E., and fees.

E.	Satisfaction of Tax Obligations.

1.
Personal Tax Advisor. Neither the Company nor any Company employee is authorized to provide personal tax advice to you. It is recommended that you consult with your personal tax advisor for more detailed information regarding the tax treatment of the Award, especially before making any decisions that rely on that tax treatment.

2.	U.S. Employees.

a.
Stock Units, Performance Stock Units and Dividend Equivalents. Applicable employment taxes are required by law to be withheld when a Stock Unit, PSU or Dividend Equivalent vests, or, if later, when the number of shares of Common Stock deliverable in respect of a PSU (or the amount of cash payable in respect of a Dividend Equivalent corresponding to a PSU) is determined. Applicable income taxes are required by law to be withheld when shares of Common Stock in respect of Stock Units, PSUs or cash in respect of Dividend Equivalents are delivered to you. A sufficient number of whole shares of Common Stock, cash or other property, as applicable, will be retained by Marsh & McLennan Companies to satisfy the tax-withholding obligation.

b.
Options. Applicable taxes (including employment taxes) are required by law to be withheld when a nonqualified Option is exercised. A sufficient number of whole shares of Common Stock resulting from the Option exercise will be retained by Marsh & McLennan Companies to satisfy the tax-withholding obligation unless you elect in the Exercise Notice to satisfy all applicable tax withholding in another manner.

3.	Non-U.S. Employees.

a.
Stock Units, Performance Stock Units and Dividend Equivalents. In most countries, the value of a Stock Unit, PSU or Dividend Equivalent is generally not taxable on the grant date. If the value of the Stock Unit, PSU or Dividend Equivalent is not taxable on the grant date, it will, in most countries, be taxed at a later time, for example, upon delivery of a share of Common Stock in respect of the Stock Unit or PSU that vests, and/or the subsequent sale of the share of Common Stock received in connection with the vesting of the Stock Unit or PSU, or upon delivery of cash in respect of a Dividend Equivalent.

b.
Options. In most countries, the value of an Option is generally not taxable on the grant date. If the value of the Option is not taxable on the grant date, it will, in most countries, be taxed at a later time, for example, upon exercise of the Option and delivery of shares of Common Stock in respect of the Option, and/or the subsequent sale of the shares of Common Stock.

c.
Withholding. Marsh & McLennan Companies and/or your employer shall have the power and the right to deduct and withhold from the Award and other compensation or to require you to remit to Marsh & McLennan Companies and/or to your employer, an amount sufficient to satisfy any taxes that Marsh & McLennan Companies expects to be payable under the laws of any country, state, province, city or other jurisdiction, including but not limited to income taxes, payroll taxes, fringe benefits, payment on account, capital gain taxes, transfer taxes, social security contributions and National Insurance Contributions with respect to the Award, and any and all associated tax events derived therefrom. If applicable, Marsh & McLennan Companies and/or your employer may retain and sell a sufficient number of whole shares of Common Stock distributable in respect of the Award for this purpose.

III.     EMPLOYMENT EVENTS

A.	Death.

1.
Stock Units. In the event your employment is terminated because of your death, the unvested Stock Units will fully vest at such termination of employment and will be distributed as described in Section II.B.4.

2.
Performance Stock Units. In the event your employment is terminated because of your death, the PSUs will fully vest at such termination of employment and will be distributed as described in Section III.K.1.

3.
Options. In the event your employment is terminated because of your death, the Option will fully vest with respect to any unvested Option Shares and will become exercisable at such termination of employment. The person or persons to whom your rights under the Option shall pass by will or the laws of descent and distribution shall be entitled to exercise such Option with respect to any Option Shares that vest (and any Option Shares that were already vested at the time of your death) within two years after the date of death, but in no event shall the Option be exercisable after the Option Expiration Date.

B.	Permanent Disability.

1.
Stock Units. Upon the occurrence of your Permanent Disability, the unvested Stock Units will fully vest and will be distributed as described in Section II.B.4., provided that you satisfy the conditions described in Section III.I.1.

2.
Performance Stock Units. Upon the occurrence of your Permanent Disability, the PSUs will fully vest and will be distributed as described in Section III.K.1., provided that you satisfy the conditions described in Section III.I.1.

3.
Options. Upon the occurrence of your Permanent Disability, the Option will fully vest with respect to any unvested Option Shares and will become exercisable, provided that you satisfy the conditions described in Section III.I.1. Provided that you satisfy the conditions described in Section III.I.1., any such Option Shares that vest (and any Option Shares that were already vested at the time your Permanent Disability occurred) shall be exercisable for two years following the occurrence of your Permanent Disability, but in no event shall the Option be exercisable after the Option Expiration Date.

C.
Termination by You Outside of the European Union – Age and Service Pro-Rata Vesting. If you have satisfied the Age and Service Criteria for Pro-Rata Vesting (as defined in Section V.B.) but do not satisfy the Age and Service Criteria for Full Vesting (as defined in Section V.A.) on or before the date you terminate your employment with the Company for any reason other than death or the occurrence of your Permanent Disability and you are determined by Marsh & McLennan Companies, in its sole discretion, to be employed outside of the European Union, then this Section III.C. shall apply. For the avoidance of doubt, Section III.F. will govern the treatment of the Award in the event your employment is terminated by the Company other than for Cause (as defined in Section V.C.).

1.
Stock Units. Upon such termination of employment, the unvested Stock Units will vest on a pro-rata basis as described in Section III.J. and will be distributed as described in Section II.B.4., provided that you satisfy the conditions to vesting described in Section III.I.1.

2.
Performance Stock Units. Upon such termination of employment, the PSUs will vest on a pro-rata basis as described in Section III.J. and will be distributed as described in Section III.K.2., provided that you satisfy the conditions to vesting described in Section III.I.1.

3.
Options. Upon such termination of employment, the Option will continue to vest with respect to any unvested Option Shares as provided in Section II.D.2. as if your employment had not terminated and the Option Shares will become exercisable as provided in Section II.D.4., provided that you satisfy the conditions described in Section III.I.1. Provided that you satisfy the conditions described in Section III.I.1., any such Option Shares that vest (and any Option Shares that were already vested at the time of your termination of employment) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the Option Expiration Date.

D.
Termination by You Outside of the European Union – Age and Service Full Vesting. If you have satisfied the Age and Service Criteria for Full Vesting on or before you terminate your employment with the Company for any reason other than death or the occurrence of your Permanent Disability and you are determined by Marsh & McLennan Companies, in its sole discretion, to be employed outside of the European Union, then this Section III.D. shall apply. For the avoidance of doubt, Section III.F. will govern the treatment of the Award in the event your employment is terminated by the Company other than for Cause.

1.
Stock Units. Upon such termination of employment, the unvested Stock Units will fully vest and will be distributed as described in Section II.B.4., provided that you satisfy the conditions to vesting described in Section III.I.1.

2.
Performance Stock Units. Upon such termination of employment, the PSUs will fully vest and will be distributed as described in Section III.K.2., provided that you satisfy the conditions to vesting described in Section III.I.1.

3.
Options. Upon such termination of employment, the Option will continue to vest with respect to any unvested Option Shares as provided in Section II.D.2. as if your employment had not terminated and the Option Shares will become exercisable as provided in Section II.D.4., provided that you satisfy the conditions described in Section III.I.1. Provided that you satisfy the conditions described in Section III.I.1., any such Option Shares that vest (and any Option Shares that were already vested at the time of your termination of employment) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the Option Expiration Date.

E.
Termination by You Within the European Union - Retirement Treatment. If you are determined by the Retirement Treatment Committee (as defined in Section V.H.) to be eligible for retirement treatment on or following the time you terminate your employment with the Company for any reason other than death or the occurrence of your Permanent Disability and you are determined by the Company, in its sole discretion, to be employed within the European Union, then this Section III.E. shall apply. For the avoidance of doubt, Section III.F. will govern the treatment of the Award in the event your employment is terminated by the Company other than for Cause.

1.
Stock Units. Upon the later to occur of such termination of employment or the determination by the Retirement Treatment Committee that you are eligible for retirement treatment, the unvested Stock Units will vest on a pro-rata basis as described in Section III.J. and will be distributed as described in Section II.B.4., provided that you satisfy the conditions to vesting described in Section III.I.1.

2.
Performance Stock Units. Upon the later to occur of such termination of employment or the determination by the Retirement Treatment Committee that you are eligible for retirement treatment, the PSUs will vest on a pro-rata basis as described in Section III.J. and will be distributed as described in Section III.K.2., provided that you satisfy the conditions to vesting described in Section III.I.1.

3.
Options. Upon such termination of employment, the Option will continue to vest with respect to any unvested Option Shares as provided in Section II.D.2. as if your employment had not terminated and the Option Shares will become exercisable as provided in Section II.D.4., provided that you satisfy the conditions described in Section III.I.1. Provided that you satisfy the conditions described in Section III.I.1., any such Option Shares that vest (and any Option Shares that were already vested at the time of your termination of employment) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the Option Expiration Date. For the avoidance of doubt, if a Scheduled Vesting Date occurs following the date that you terminate your employment but prior to the date the Retirement Treatment Committee determines that you are eligible for retirement treatment, the Options Shares that were scheduled to vest on such Scheduled Vesting Date will vest on the date you are determined by the Retirement Treatment Committee to be eligible for retirement treatment.

F.	Termination by the Company Other Than for Cause.

1.	Stock Units.

a.
General. Except as otherwise provided in Sections III.F.1.b. and IV., in the event the Company, in its sole discretion, determines that your employment is terminated by the Company other than for Cause, the unvested Stock Units will vest at such termination of employment on a pro-rata basis as described in Section III.J. and will be distributed as described in Section II.B.4., provided that you satisfy the conditions to vesting described in Section III.I.2. For the avoidance of doubt, this Section III.F.1.a. shall apply regardless of whether you are determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following your termination of employment or you have satisfied the Age and Service Criteria for Pro-Rata Vesting on or before your termination of employment by the Company.

b.
Termination by the Company Other Than for Cause After Satisfaction of Age and Service Criteria for Full Vesting. In the event the Company, in its sole discretion, determines that your employment is terminated by the Company other than for Cause, and on or before your termination of employment you satisfy the Age and Service Criteria for Full Vesting, the unvested Stock Units will fully vest at such termination of employment and will be distributed as described in Section II.B.4., provided that you satisfy the conditions to vesting described in Section III.I.2.

2.	Performance Stock Units.

a.
General. Except as otherwise provided in Sections III.F.2.b. and IV., in the event the Company, in its sole discretion, determines that your employment is terminated other than for Cause, the PSUs will vest at such termination of employment on a pro-rata basis as described in Section III.J. and will be distributed as described in Section III.K.1., provided that you satisfy the conditions to vesting described in Section III.I.2. For the avoidance of doubt, this Section III.F.2.a. shall apply regardless of whether you are determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following your termination of employment or you have satisfied the Age and Service Criteria for Pro-Rata Vesting on or before your termination of employment by the Company.

b.
Termination by the Company Other Than for Cause After Satisfaction of Age and Service Criteria for Full Vesting. In the event the Company, in its sole discretion, determines that your employment is terminated other than for Cause, and on or before such time you satisfy the Age and Service Criteria for Full Vesting, the PSUs will fully vest at such termination of employment and will be distributed as described in Section III.K.1., provided that you satisfy the conditions to vesting described in Section III.I.2.

3.	Options.

a.
General. Except as otherwise provided in Sections III.F.3.b. and IV., in the event the Company, in its sole discretion, determines that your employment is terminated other than for Cause, your rights, title and interest in and to any unvested Option Shares will be canceled upon such termination of employment. Provided that you satisfy the conditions to vesting described in Section III.I.2., any Option Shares that were vested at the time of your termination of employment shall be exercisable until the earlier of 90 days following your termination of employment and the Option Expiration Date.

b.
Termination by the Company Other Than for Cause After Satisfaction of Age and Service Criteria for Pro-Rata Vesting or Full Vesting or You Are Determined to Be Eligible for Retirement Treatment. In the event the Company, in its sole discretion, determines that your employment is terminated other than for Cause, and on or before such time you satisfy the Age and Service Criteria for Pro-Rata Vesting or the Age and Service Criteria for Full Vesting or you are determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following your termination of employment, the Option will continue to vest with respect to any unvested Option Shares as provided in Section II.D.2. as if your employment had not terminated and the Option Shares will become exercisable as provided in Section II.D.4., provided that you satisfy the conditions to vesting described in Section III.I.2. Provided that you satisfy the conditions described in Section III.I.2(i)., any such Option Shares that vest (and any Option Shares that were already vested at the time of your termination of employment) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the Option Expiration Date. For the avoidance of doubt, if a Scheduled Vesting Date occurs following the date that your employment is terminated by the Company but prior to the date the Retirement Treatment Committee determines that you are eligible for retirement treatment, the Options Shares that were scheduled to vest on such Scheduled Vesting Date will vest on the date you are determined by the Retirement Treatment Committee to be eligible for retirement treatment.

4.	Important Notes.

a.
Sale of Business Unit. For purposes of this Award, in the event of a sale or similar transaction involving the business unit for which you work (“Employing Company”) as a result of which the Employing Company ceases to be a subsidiary or affiliate of Marsh & McLennan Companies, your employment will be deemed terminated by the Company other than for Cause, even if your employment with the Employing Company continues after the sale or similar transaction.

b.
Constructive Discharge. The Award will not vest, whether on a pro-rata or full basis, upon a constructive discharge, including if any court or regulatory agency retroactively concludes or interprets events to have constituted a constructive discharge.

G.
All Other Terminations. For all other terminations of employment not described in Sections III.A. through F. or Section IV. (including, but not limited to, a termination by the Company for Cause, your resignation without having satisfied the Age and Service Criteria for Pro-Rata Vesting as described in Section III.C., your resignation without having satisfied the Age and Service Criteria for Full Vesting as described in Section III.D., or your resignation without having been determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following your termination of employment as described in Section III.E.), any rights, title and interest in and to any remaining unvested portion of the Award shall be cancelled as of the date your employment is treated as having terminated as described in Section III.H.

H.	Date of Termination of Employment.

1.
If Section III.H.2. does not apply to you, then for purposes of determining vesting under Sections II.B.2., II.C.2. and II.D.2. and the number of unvested Stock Units or PSUs, as applicable, that vest on a pro-rata basis as described in III.J., your employment will be treated as having terminated on your last day of employment with the Company.

2.
If you are a Guy Carpenter employee in the United States who is obligated to provide the Company at least 60 days advance written notice of your intention to terminate your employment for any reason, then, if your employment terminates pursuant to Section III.G. your employment will be treated as having terminated for purposes of determining vesting under Sections II.B.2., II.C.2. and II.D.2. on the date that is 60 days prior to your last day of employment with the Company. Notwithstanding the foregoing, if your employment is terminated after providing notice pursuant to the preceding sentence but prior to the intended termination date provided in such notice (i) by the Company other than for Cause or (ii) pursuant to a written agreement, the terms of which provide that your termination of employment has been by mutual agreement between you and the Company, then the Company may, in its sole discretion, determine that for purposes of determining vesting under Sections II.B.2., II.C.2. and II.D.2. your employment will be treated as having terminated on a date later than the date that is 60 days prior to your last day of employment with the Company, but in no event later than your last day of employment with the Company.

I.	Conditions to Vesting of Award Prior to a Scheduled Vesting Date or the PSU Scheduled Vesting Date and Exercisability of Options Following Termination.

1.
Restrictive Covenants Agreement. In the event of (i) the occurrence of your Permanent Disability as described in Section III.B., (ii) your termination of employment after satisfying the Age and Service Criteria for Pro-Rata Vesting or the Age and Service Criteria for Full Vesting as described in Sections III.C. and D. or (iii) a determination by the Retirement Treatment Committee that you are eligible for retirement treatment as described in Section III.E., you will be required to execute or reaffirm, as determined by Marsh & McLennan Companies in its sole discretion, and return to Marsh & McLennan Companies (or an agent appointed by Marsh & McLennan Companies) a Restrictive Covenants Agreement. Failure to (a) execute or reaffirm such an agreement by the date specified by the Company, which shall be in no event later than 60 days following the occurrence of your Permanent Disability as described in Section III.B. or your termination of employment as described in Sections III.C. and D., and no later than 60 days following vesting if your termination of employment is pursuant to III.E., or (b) comply with the Restrictive Covenants Agreement, will result in the cancellation or forfeiture of any rights, title and interest in and to the Award without any liability to the Company.

2.
Waiver and Release and Restrictive Covenants Agreement. In the event of your termination of employment by the Company other than for Cause as described in Section III.F., you will be required to (i) execute or reaffirm, as determined by Marsh & McLennan Companies in its sole discretion, and return to Marsh & McLennan Companies (or an agent appointed by Marsh & McLennan Companies) a Restrictive Covenants Agreement and (ii) execute and not revoke a waiver and release agreement, if provided to you by the Company at the time of your termination of employment. Failure to meet these requirements by the date specified by the Company, which shall be in no event later than 60 days following your termination of employment, or failure to comply with the waiver and release agreement or the Restrictive Covenants Agreement, as applicable, will result in the cancellation or forfeiture of any rights, title and interest in and to the Award without any liability to the Company.

J.	Determination of Pro-Rata Vesting upon Termination of Employment.
The number of Stock Units or PSUs, as applicable, that vests on a pro-rata basis upon your termination of employment will be determined using the following formula:

where

A	= the number of Stock Units or PSUs covered by the Award, as applicable;

B	= the number of days in the period beginning on the grant date of the Award and ending on the date of your termination of employment, as determined in accordance with Section III.H.1.;

C	= the number of days in the period beginning on the grant date of the Award and ending on the last Scheduled Vesting Date or the PSU Scheduled Vesting Date, as applicable; and

D	= the number of Stock Units or PSUs, as applicable, that have previously vested.

K.	Distribution in Respect of Performance Stock Units.

1.
Distribution Following Death, Permanent Disability, Termination by the Company Other Than for Cause, Certain Terminations Following a Change in Control or In Connection With a Change in Control, Whether or Not You Satisfy the Age and Service Criteria for Pro-Rata Vesting or Full Vesting or You Are Determined to Be Eligible for Retirement Treatment. In the event of (i) your termination of employment due to your death, (ii) the occurrence of your Permanent Disability, (iii) termination of your employment by the Company other than for Cause, (iv) termination of your employment by the Company other than for Cause or by you for Good Reason (as defined in Section V.E.) within 24 months following a Change in Control or (v) the non-assumption, conversion or replacement of the Award in connection with a Change in Control as described in

Section III.A.2., III.B.2., III.F.2. or IV.A.2., you will receive, as soon as practicable after such termination of employment, occurrence of Permanent Disability or Change in Control, and in no event later than 74 days following such termination of employment, occurrence of Permanent Disability or Change in Control, the number of shares of Common Stock determined under Section II.C.1. in respect of the number of PSUs that vested in accordance with such termination of employment, occurrence of Permanent Disability or Change in Control, as applicable, provided that, (A) in the event that such applicable termination of employment or Permanent Disability occurs on or prior to December 31 of the year in which the PSUs are granted or (B) in the event that a Change in Control occurs on or prior to December 31 of the year in which the PSUs are granted and your termination of employment or your Permanent Disability occurs following such Change in Control or the Award is not assumed, converted or replaced following the Change in Control, you will receive one (1) share of Common Stock in respect of each PSU covered by the Award that vests at your termination of employment, the occurrence of your Permanent Disability or Change in Control, as applicable.

2.
Termination of Employment by You On or After Satisfaction of the Age and Service Criteria for Pro-Rata Vesting or the Age and Service Criteria for Full Vesting or You Are Determined to Be Eligible for Retirement Treatment. In the event you have satisfied the Age and Service Criteria for Pro-Rata Vesting or the Age and Service Criteria for Full Vesting on or prior to the date you terminate your employment as described in Section III.C.2. or III.D.2 or you are determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following the date you terminate your employment, as described in Section III.E.2., you will receive, as soon as practicable after the PSU Scheduled Vesting Date and in no event later than 60 days following the PSU Scheduled Vesting Date, the number of shares of Common Stock determined under Section II.C.1. in respect of the number of PSUs that vested in accordance with such termination of employment, provided that, in the event a Change in Control occurs on or prior to December 31 of the year in which the PSUs are granted and your termination of employment occurs following such Change in Control, you will receive one (1) share of Common Stock in respect of each PSU covered by the Award that vests upon your termination of employment.

L.	Section 409A of the Code for Award Recipients Subject to U.S. Federal Income Tax (whether or not the recipient is a U.S. citizen or employed in the U.S.)

1.
For U.S. Award recipients subject to U.S. federal income tax, notwithstanding any other provision herein, the Award may be subject to additional restrictions to ensure compliance with (or continued exemption from) the requirements of Section 409A of the Code (as defined in V.I.). The Committee intends to administer the Award in accordance with Section 409A of the Code and reserves the right to make changes in the terms or operations of the Award (including changes that may have retroactive effect) deemed necessary or desirable to comply with Section 409A of the Code. This means, for example, that the timing of distributions may be different from those described in the Award Documentation that do not reflect Section 409A of the Code. If the Award is not in compliance with Section 409A of the Code, you may be subject to immediate taxation of all unpaid awards under the Plan that are subject to Section 409A of the Code at your regular federal income tax rate, plus a 20% additional tax, plus interest at the underpayment rate plus 1%, as well as any state and local taxes, penalties, additional taxes and interest, if applicable, imposed under any state tax law similar to Section 409A of the Code.

2.
Notwithstanding any other provision herein, if any portion of the Award is determined to be nonqualified deferred compensation subject to Section 409A of the Code, any references to “termination of employment,” or “when you are no longer employed” in these Terms and Conditions shall have the following meaning:

Your “termination of employment” (or similar terms) shall occur when you have incurred a “separation from service” within the meaning of Section 409A of the Code and as further defined herein. Specifically, you will have incurred a “separation from service” when the level of services you provide to the Company in any capacity, including as an employee, director, independent contractor or consultant, does not exceed 20% of the average level of services that you provided to the Company in the preceding 36 months (or shorter period of service if, for example, your total service with the Company is less than 36 months), all as determined in accordance with Section 409A of the Code. In determining whether a “separation from service” has occurred, any period of up to six months during which you are on a bona fide leave of absence or up to 29 months during which you are absent from work due to a disability for which you are receiving Marsh & McLennan Companies long-term disability benefits will be ignored.

3.
Notwithstanding any other provision herein, if at the time of your termination of employment you are a “specified employee” (as defined in Section 409A of the Code), no portion of the Award that is determined to be nonqualified deferred compensation subject to Section 409A of the Code shall be distributed until the first day of the seventh month after your termination of employment and any such distributions to which you would otherwise be entitled during the first six months following your termination of employment will be accumulated and paid without interest on the first day of the seventh month after your termination of employment. The provisions of this subparagraph will only apply if and to the extent required to avoid any “additional tax” under Section 409A of the Code.

4.
Notwithstanding any provision herein (other than Section III.L.8.a.), if (i) a Change in Control occurs on or prior to December 31 of the second year of the three-year Performance Period and (ii) no earlier than in the third year of the three-year Performance Period, (A) you satisfy the Age and Service Criteria for Pro-Rata Vesting, (B) you satisfy the Age and Service Criteria for Full Vesting or (C) you are determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following your termination of employment, then shares of Common Stock deliverable on the PSU Scheduled Vesting Date in respect of the PSUs covered by the Award shall be distributed to you as soon as practicable after that date, and in no event later than March 15 of that year.

5.	Notwithstanding any other provision herein (other than Section III.L.7.a.) with respect to Stock Units,

a.
If you have satisfied the Age and Service Criteria for Pro-Rata Vesting at any time prior to [DATE] and you do not satisfy the Age and Service Criteria for Full Vesting at any time prior to [DATE], then for each Scheduled Vesting Date following the date that you satisfy the Age and Service Criteria for Pro-Rata Vesting, shares of Common Stock and/or cash pursuant to Section II.B.4. will be delivered by March 15 of the year in which the Scheduled Vesting Date occurs.

b.
If you first satisfy the Age and Service Criteria for Full Vesting in calendar year [YEAR], then shares of Common Stock and/or cash pursuant to Section II.B.4. with respect to the [DATE] Scheduled Vesting Date will be delivered by [DATE].

6.
Notwithstanding any other provision herein, if (a) the Award is subject to Section 409A of the Code and the Award Documentation conditions payment or commencement of payment on one or more employment-related actions, such as the execution and effectiveness of a release of claims or a restrictive covenant (each an “Employment-Related Action”), and (b) the period for the completion of an Employment-Related Action includes the January 1 next following the event otherwise triggering the right to payment, then the payment shall be made or commence following the completion of the Employment-Related Action, but in no event earlier than that January 1.

7.	Special 409A Distribution Provisions for Stock Units and payments attributable to Stock Units.

a.
Notwithstanding any provision herein, for distributions of Stock Units or cash attributable to such Stock Units that are subject to one or more Employment-Related Actions where, you have not satisfied and would not satisfy the Age and Service Criteria for Full Vesting prior to [DATE]:

i.
With respect to Stock Units, no later than March 15th of the year following the year in which the substantial risk of forfeiture (as determined under Section 409A of the Code) (the “Substantial Risk of Forfeiture”) lapses with respect to such Stock Units, shares of Common Stock underlying such Stock Units shall be delivered to you (to the extent not previously delivered), subject to a stop transfer order and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such delivery. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies will remove or cause to be removed such stop transfer order; and

ii.
With respect to a cash payment attributable to Stock Units, no later than March 15th of the year following the year in which the Substantial Risk of Forfeiture lapses with respect to such payment, such payment (to the extent not previously delivered to you) shall be placed in escrow or contributed to a secular trust (in the sole discretion of the Marsh & McLennan Companies) for your benefit and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such placement or contribution. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies shall cause such amounts to be released from escrow or paid to you out of such trust.

In either case, if any Employment-Related Action is not timely satisfied, the shares of Common Stock or the cash payment shall revert to the Marsh & McLennan Companies with no further compensation due to you.

b.
Notwithstanding any provision herein, with respect to distributions of Stock Units or cash attributable to such Stock Units (i) where you have satisfied or would satisfy the Age and Service Criteria for Full Vesting prior to [DATE], (ii) where such distributions are subject to one or more Employment-Related Actions, and (iii) where such distributions are not being made with respect to a Scheduled Vesting Date (the date of the event or occurrence (other than a Scheduled Vesting Date) giving rise to such distributions, a “Delivery Date”):

i.
With respect to Stock Units, no later than 74 days after the Delivery Date occurs, shares of Common Stock underlying such Stock Units shall be delivered to you (to the extent not previously delivered), subject to a stop transfer order and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such delivery. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies will remove or cause to be removed such stop transfer order; and

ii.
With respect to a cash payment attributable to Stock Units, no later than 74 days after the Delivery Date occurs, such payment (to the extent not previously delivered to you) shall be placed in escrow or contributed to a secular trust (in the sole discretion of the Marsh & McLennan Companies) for your benefit and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such placement or contribution. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies shall cause such amounts to be released from escrow or paid to you out of such trust.

In either case, if any Employment-Related Action is not timely satisfied, the shares of Common Stock or the cash payment shall revert to the Marsh & McLennan Companies with no further compensation due to you.

c.
Notwithstanding any provision herein, with respect to distributions of Stock Units or cash attributable to such Stock Units (i) where you have satisfied or would satisfy the Age and Service Criteria for Full Vesting prior to [DATE], (ii) where such distributions are subject to one or more Employment-Related

Actions, and (iii) where such distributions are being made with respect to a Scheduled Vesting Date:

i.
With respect to Stock Units, no later than December 31st of the year in which the Scheduled Vesting Date occurs, shares of Common Stock underlying the Stock Units that relate to such Scheduled Vesting Date, shall be delivered to you (to the extent not previously delivered), subject to a stop transfer order and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such delivery. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies will remove or cause to be removed such stop transfer order; and

ii.
With respect to a cash payment attributable to Stock Units, no later than December 31st of the year in which the Scheduled Vesting Date occurs, any payment that relates to such Scheduled Vesting Date (to the extent not previously distributed to you) shall be placed in escrow or contributed to a secular trust (in the sole discretion of the Marsh & McLennan Companies) for your benefit and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such placement or contribution. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies shall cause such amounts to be released from escrow or paid to you out of such trust.

In either case, if any Employment-Related Action is not timely satisfied, the shares of Common Stock or the cash payment shall revert to the Marsh & McLennan Companies with no further compensation due to you.

8.	Special 409A Distribution Provisions for Performance Stock Units and payments attributable to Performance Stock Units.

a.
Notwithstanding any provision herein, for distributions of PSUs or cash attributable to such PSUs that are subject to one or more Employment-Related Actions where, prior to [DATE], you have not satisfied and would not satisfy either (X) the Age and Service Criteria for Full Vesting or (Y) the Age and Service Criteria for Pro-Rata Vesting:

i.
With respect to PSUs, no later than March 15th of the year following the year in which the Substantial Risk of Forfeiture lapses with respect to such PSUs, shares of Common Stock underlying such PSUs shall be delivered to you (to the extent not previously delivered), subject to a stop transfer order and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such delivery. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies will remove or cause to be removed such stop transfer order; and

ii.
With respect to a cash payment attributable to PSUs, no later than March 15th of the year following the year in which the Substantial Risk of Forfeiture lapses with respect to such payment, such payment (to the extent not previously delivered to you) shall be placed in escrow or contributed to a secular trust (in the sole discretion of the Marsh & McLennan Companies) for your benefit and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such placement or contribution. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies shall cause such amounts to be released from escrow or paid to you out of such trust.

In either case, if any Employment-Related Action is not timely satisfied, the shares of Common Stock or the cash payment shall revert to the Marsh & McLennan Companies with no further compensation due to you.

b.
Notwithstanding any provision herein, with respect to distributions PSUs or cash attributable to such PSUs (i) where, prior to [DATE], you have satisfied or would satisfy the Age and Service Criteria either for Full Vesting or Pro-Rata Vesting (ii) where such distributions are subject to one or more Employment-Related Actions, and (iii) where such distributions are not being made with respect to the PSU Scheduled Vesting Date (the date of the event or occurrence (other than the PSU Scheduled Vesting Date) giving rise to such distributions, a “PSU Delivery Date”):

i.
With respect to PSUs, no later than 74 days after the PSU Delivery Date occurs, shares of Common Stock underlying such PSUs shall be delivered to you (to the extent not previously delivered), subject to a stop transfer order and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such delivery. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies will remove or cause to be removed such stop transfer order; and

ii.
With respect to a cash payment attributable to PSUs, no later than 74 days after the PSU Delivery Date occurs, such payment (to the extent not previously delivered to you) shall be placed in escrow or contributed to a secular trust (in the sole discretion of the Marsh & McLennan Companies) for your benefit and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such placement or contribution. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies shall cause such amounts to be released from escrow or paid to you out of such trust.

In either case, if any Employment-Related Action is not timely satisfied, the shares of Common Stock or the cash payment shall revert to the Marsh & McLennan Companies with no further compensation due to you.

c.
Notwithstanding any provision herein, with respect to distributions PSUs or cash attributable to such PSUs (i) where, prior to [DATE], you have satisfied or would satisfy the Age and Service Criteria either for Full Vesting or Pro-Rata Vesting (ii) where such distributions are subject to one or more Employment-Related Actions, and (iii) where such distributions are being made with respect to the PSU Scheduled Vesting Date:

i.
With respect to PSUs, no later than December 31st of the year in which the PSU Scheduled Vesting Date occurs, shares of Common Stock underlying such PSUs that relate to the PSU Scheduled Vesting Date, shall be delivered to you (to the extent not previously delivered), subject to a stop transfer order and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such delivery. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies will remove or cause to be removed such stop transfer order; and

ii.
With respect to a cash payment attributable to PSUs, no later than December 31st of the year in which the PSU Scheduled Vesting Date occurs, any payment that relates to the PSU Scheduled Vesting Date (to the extent not previously delivered to you) shall be placed in escrow or contributed to a secular trust (in the sole discretion of the Marsh & McLennan Companies) for your benefit and subject to withholding of any applicable tax obligations, as described in Section II.E. at the time of such placement or contribution. Upon your timely satisfaction of all applicable Employment-Related Actions, Marsh & McLennan Companies shall cause such amounts to be released from escrow or paid to you out of such trust.

In either case, if any Employment-Related Action is not timely satisfied, the shares of Common Stock or the cash payment shall revert to the Marsh & McLennan Companies with no further compensation due to you.

9.
Nothing in this Section III.L. is intended to nor does it guarantee that the Award will not be subject to “additional tax” or other adverse tax consequences under Section 409A of the Code or any similar state tax law.

IV.    CHANGE IN CONTROL PROVISIONS

A.
Treatment of Awards. Upon the occurrence of a “Change in Control”, as defined in the Plan, the Award will continue to vest in accordance with the vesting schedule specified in Sections II.B.2, II.C.2 and II.D.2. and subject to earlier vesting or forfeiture pursuant to Section III., provided that the Award will become fully vested at your termination of employment by the Company other than for Cause, or by you for

Good Reason, during the 24-month period following such Change in Control and will be treated as set forth below, provided that you satisfy the conditions described in Section IV.B. Notwithstanding the foregoing, if the Award is not assumed, converted or replaced in connection with a Change in Control on an equivalent basis, the Award will fully vest immediately prior to the Change in Control and will be treated as set forth below.

1.	Stock Units. Any Stock Units covered by the Award will be distributed as described in Section II.B.4.

2.
Performance Stock Units. Any PSUs covered by the Award will be distributed in accordance with Section III.K.1., provided that, if such Change in Control occurs on or prior to December 31 of the year in which the PSUs are granted, you will receive one (1) share of Common Stock in respect of each PSU covered by the Award that vests.

3.
Options. Any such Option Shares that vest (and any Option Shares that were already vested at the time of your termination of employment) shall be exercisable until the earlier of (a) 90 days following your termination of employment or the occurrence of the Change in Control, as applicable, and (b) the Option Expiration Date.

B.
As a condition to vesting of any unvested portion of the Award, in the event of your termination of employment by the Company other than for Cause or by you for Good Reason during the 24-month period following such Change in Control, you will be required to execute and not revoke a waiver and release agreement, if provided by the Company at the time of your termination of employment. Failure to meet these requirements by the date specified by the Company, which shall be in no event later than 60 days following your termination of employment, or failure to comply with the waiver and release agreement, if applicable, will result in the cancellation or forfeiture of any rights, title and interest in and to the Award.

C.
For the avoidance of doubt, in the event of your termination of employment by the Company other than for Cause or by you for Good Reason during the 24-month period following such Change in Control and, on or before the date of your termination of employment you satisfy the Age and Service Criteria for Pro-Rata Vesting or the Age and Service Criteria for Full Vesting as described in Sections III.C. and D., or you are determined by the Retirement Treatment Committee to be eligible for retirement treatment on or following your termination of employment as described in Section III.E., any Stock Units, PSUs or Options covered by the Award will be treated as described in this Section IV., provided that you satisfy the conditions described in Section IV.B., provided further that any such Option Shares that vest (and any Option Shares that were already vested at the time of your termination of employment) shall be exercisable until the earlier of the fifth anniversary of your termination of employment and the Option Expiration Date.

V.    DEFINITIONS
As used in these Terms and Conditions:

A.	“Age and Service Criteria for Full Vesting” means you are at least age 65 and have a minimum of one year of service with the Company.

B.	“Age and Service Criteria for Pro-Rata Vesting” means you are at least age 55 but are not yet age 65 and have a minimum of five years of service with the Company.

C.	“Cause” shall mean:

1.	willful failure to substantially perform the duties consistent with your position which is not remedied within 30 days after receipt of written notice from the Company specifying such failure;

2.	willful violation of any written Company policies including but not limited to, the Marsh & McLennan Companies code of business conduct and ethics;

3.
commission at any time of any act or omission that results in a conviction, plea of no contest, plea of nolo contendere, or imposition of unadjudicated probation for any felony or crime involving moral turpitude;

4.	unlawful use (including being under the influence) or possession of illegal drugs;

5.	any gross negligence or willful misconduct resulting in a material loss to the Company, or material damage to the reputation of the Company; or

6.
any violation of any statutory or common law duty of loyalty to the Company, including the commission at any time of any act of fraud, embezzlement, or material breach of fiduciary duty against the Company.

D.	“Company” shall mean Marsh & McLennan Companies or any of its subsidiaries or affiliates.

E.	“Good Reason” shall mean any one of the following events without your written consent:

1.	material reduction in your base salary;

2.	material reduction in your annual incentive opportunity (including a material adverse change in the method of calculating your annual incentive);

3.	material diminution of your duties, responsibilities or authority; or

4.
relocation of more than 50 miles from your principal place of employment immediately prior to the Change in Control; provided that you provide Marsh & McLennan Companies with written notice of your intent to terminate your employment for Good Reason within 60 days of your becoming aware of any circumstances set forth above (with such notice indicating the specific termination provision above on which you are relying and describing in reasonable detail the facts and circumstances claimed to provide a basis for termination of your employment under the indicated provision) and that you provide Marsh & McLennan Companies with at least 30 days following receipt of such notice to remedy such circumstances.

F.
“Performance Period” shall mean the period that begins on [DATE] and ends on [DATE], provided that in the event of a termination of your employment described in Section III.A.2. or III.F.2. or the occurrence of your Permanent Disability described in Section III.B.2. prior to a Change in Control, such period will end on December 31 of the year prior to such termination of employment or occurrence of your Permanent Disability for the PSUs covered by the Award, and provided further that in the event of a Change in Control, such period will end on December 31 of the year prior to the occurrence of such Change in Control.

G.
“Permanent Disability” will be deemed to occur when it is determined (by Marsh & McLennan Companies’ disability carrier for the primary long-term disability plan or program applicable to you because of your employment with the Company) that you are unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

H.	“Retirement Treatment Committee” is comprised of employees of the Company appointed by the Committee.

I.	“Section 409A of the Code” shall mean Section 409A of the U.S. Internal Revenue Code of 1986, as amended, and the regulations and guidance thereunder (regarding nonqualified deferred compensation).

J.	Additional Definitions.
The terms below are defined on the following pages

Award	4
Award Documentation	4
Change in Control	23
Committee	6
Common Stock	4
Country-Specific Notices	4
Delivery Date	20
Dividend Equivalent	5
Employing Company	14
Employment-Related Action	19
Exercise Notice	8
Grant Documentation	4
Marsh & McLennan Companies	4
Option	7
Option Expiration Date	8
Option Shares	7
Plan	4
PSU	6
PSU Delivery Date	22
PSU Scheduled Vesting Date	6
Restrictive Covenants Agreement	4
Scheduled Vesting Date	4, 7
Stock Unit	5
Substantial Risk of Forfeiture	19
Terms and Conditions	4

VI.	ADDITIONAL PROVISIONS

A.	Additional Provisions—General

1.
Administrative Rules. The Award shall be subject to such additional administrative regulations as the Committee may, from time to time, adopt. All decisions of the Committee upon any questions arising under the Award Documentation and Grant Documentation shall be conclusive and binding. The Committee may delegate to any other individual or entity the authority to perform any or all of the functions of the Committee under the Award, and references to the Committee shall be deemed to include any such delegate.

2.	Amendment. The Committee may, in its sole discretion, amend the terms of the Award, including, without limitation, to impose additional requirements on the

Award and on any shares of Common Stock acquired with respect to the Award; provided, however, that if the Committee concludes, in its sole discretion, that such amendment is likely to materially impair your rights with respect to the Award, such amendment shall not be implemented with respect to the Award without your consent, except to the extent that any such action is made to cause the Award to comply with applicable law, currency controls, stock market or exchange rules and regulations, or accounting or tax rules and regulations, or is otherwise made in accordance with Section VI.A.4.

3.
Limitations. Payment of the Award is not secured by trust, insurance contract or other funding medium, and you do not have any interest in any fund or specific asset of Marsh & McLennan Companies by reason of the Award. Your right to payment of the Award is the same as the right of an unsecured general creditor of Marsh & McLennan Companies.

4.	Cancellation or Clawback of Awards.

a.
Marsh & McLennan Companies may, to the extent permitted or required by any applicable law, stock exchange rules, currency controls, or any applicable Company policy or arrangement in effect prior to the vesting of any unvested portion of the Award, or as specified in the Award Documentation or Grant Documentation, cancel, reduce or require reimbursement of the Award.

b.
If (i) Section III.H.2. is applicable to you, (ii) you terminate your employment with the Company under Section III.G. and such termination of employment occurs within 60 days following a Scheduled Vesting Date, (iii) you receive delivery of the portion of the Award that was thought to have vested on such Scheduled Vesting Date pursuant to Section II.B.4. or II.C.4. and (iv) the date of your termination of employment as determined pursuant to Section III.H.2. is before the Scheduled Vesting Date, then you will be required to reimburse the Company for the portion of the Award you received following such Scheduled Vesting Date.

c.
If you fail to repay any amount due pursuant to this Section VI.A.4., the Company may bring an action in court to recover the amount due. You acknowledge that, by accepting the Award, you agree to pay all costs, expenses and attorney’s fees incurred by the Company in any proceeding for the collection of amounts due pursuant to this Section VI.A.4., provided that the Company prevails in whole or in part in any such proceeding. The Company may also, to the extent permitted by applicable law, reduce any amounts owed to you by the Company in an amount up to the full amount of the repayment due.

5.
Governing Law; Choice of Forum. The Award and the Award Documentation applicable to the Award are governed by and subject to the laws of the state of Delaware, without regard to the conflict of law provisions, as set forth in Section 10.J of the Plan. For purposes of any action, lawsuit, or other proceedings brought to enforce the Award Documentation, the Company and you each hereby irrevocably and unconditionally submits to the exclusive jurisdiction of any New

York state court or federal court of the United States of America sitting in the State of New York, and any appellate court thereof, in any action or proceeding arising out of or relating to this Award or for recognition or enforcement of any judgment relating thereto, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in any such New York state court or, to the extent permitted by law, in such federal court. The Company and you agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

6.
Severability; Captions. In the event that any provision of this Award is determined to be invalid or unenforceable, in whole or in part, the remaining provisions of this Award will be unaffected thereby and will remain in full force and effect to the fullest extent permitted by law. The captions of this Award are not part of the provisions of this Award and will have no force or effect.

7.
Electronic Delivery and Acceptance. Marsh & McLennan Companies may, in its sole discretion, decide to deliver any documents related to the Award and/or your current or future participation in the Plan by electronic means. You hereby consent to receive such documents by electronic delivery and agree to participate in the Plan through an on-line or electronic system established and maintained by Marsh & McLennan Companies or an agent appointed by Marsh & McLennan Companies.

8.
Waiver. You acknowledge that neither a waiver by Marsh & McLennan Companies of your breach of any provision of the Award Documentation nor a prior waiver by Marsh & McLennan Companies of a breach of any provision of the Award Documentation by any other participant of the Plan shall operate or be construed as a waiver of any other provision of the Award Documentation, or of any subsequent breach by you.

B.	Additional Provisions—Outside of the United States

1.
Changes to Delivery. In the event that Marsh & McLennan Companies considers that due to legal, regulatory or tax issues the normal delivery of an Award to a participant outside the United States would not be appropriate, then Marsh & McLennan Companies may, in its sole discretion, determine how the value of the Award will be delivered. Without limitation, this may include making any payments due under the Award in cash instead of shares of Common Stock, or in shares of Common Stock instead of cash, in an amount equivalent to the value of the Award on the date of exercise (for Options) or vesting after payment of applicable taxes and fees and any exercise price. If the value of an Award is to be delivered in cash instead of shares of Common Stock, Marsh & McLennan Companies may sell any shares of Common Stock distributable in respect of the Award on your behalf and use the proceeds (after payment of applicable taxes, fees and any exercise price) to satisfy the Award.

2.
Amendment and Modification. The Committee may modify the terms of any Award under the Plan granted to you in any manner deemed by the Committee to be necessary or appropriate in order for such Award to conform to laws, regulations and customs of the country (other than the United States) in which you are then resident or primarily employed or were resident or primarily employed at the time of grant or during the term of the Award, or so that the value and other benefits of the Award to you, as affected by non-U.S. tax laws and other restrictions applicable as a result of your residence or employment outside of the United States, shall be comparable to the value of such an Award to an individual who is resident or primarily employed in the United States.

VII.    QUESTIONS AND ADDITIONAL INFORMATION
Please retain this document in your permanent records. If you have any questions regarding the Award Documentation or Grant Documentation or if you would like an account statement detailing each type of equity-based award and the number of shares of Common Stock covered by such equity-based award that comprises the Award, and the exercise price, vesting date(s) and expiration date of such equity-based awards that comprise the Award, or any other information, please contact:

Global & Executive Compensation
Marsh & McLennan Companies, Inc.
1166 Avenue of the Americas
New York, NY 10036-2774
United States of America
Telephone Number: +1 212 345-9722
Facsimile Number: +1 212 948-8481
Email: mmc.compensation@mmc.com

IN WITNESS WHEREOF, Marsh & McLennan Companies has caused these Terms & Conditions to be duly executed by the facsimile signature of its Senior Vice President, Chief Human Resources Officer as of the day and year first above written. By consenting to these Terms and Conditions, you agree to the following: (i) you have carefully read, fully understand and agree to all of the terms and conditions described herein and in the Award Documentation; and (ii) you understand and agree that these Terms & Conditions and the Award Documentation constitute the entire understanding between you and Marsh & McLennan Companies regarding the Award, and that any prior agreements, commitments or negotiations concerning the Award are replaced and superseded. The grant of the Award is contingent upon your acceptance of these Terms and Conditions, Country-Specific Notices (if applicable) and Restrictive Covenants Agreement (if applicable) by the date and in the manner specified in materials provided to you by Global & Executive Compensation. If you decline the Award or you do not accept the Award and any applicable documents described in the preceding sentence by the date and in the manner specified, the Award will be cancelled as of the grant date of the Award.

/s/Laurie Ledford
Laurie Ledford
SVP, Chief Human Resources Officer